SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-54112

Date of Report: December 23, 2013

APEX 1, INC.

Delaware	16-1783194
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1732 Cottonwood Lane, Newcastle, Oklahoma	73065
(Address of principal executive offices)	(Zip Code)

800-420-6344
(Registrant’s telephone number including area code)

Oz Saferooms Technologies, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendment to Articles of Incorporation or Bylaws

On December 23, 2013 the Registrant filed with the Delaware Secretary of State a certificate of amendment of its certificate of incorporation. The certificate of amendment changed the name of the Registrant to Apex 1, Inc.

Item 9.01. Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2013	Apex 1, Inc.
By: /s/ Andrew J. Zagorski Andrew J. Zagorski, Chief Executive Officer

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